UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 7, 2005

Date of Report (Date of earliest event reported)

Presstek, Inc.

(Exact name of Registrant as specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	0-17541 (Commission File Number)	02-0415170 (I.R.S. Employer Identification No.)

55 Executive Drive
Hudson, New Hampshire 03051-4903

(Address of Principal Executive Offices)

(603) 595-7000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05- Costs Associated with Exit or Disposal Activities
SIGNATURES

Section 2 – Financial Information

Item 2.05- Costs Associated with Exit or Disposal Activities

As part of it’s previously announced plan to streamline costs associated with the acquisition of the assets of the A.B. Dick Company (“A.B. Dick”), on April 7, 2005 Presstek, Inc. (the “Company”) took another step in the streamlining process in announcing its decision to consolidate its operations that occur in the leased facility in Rochester, New York. The Company has been leasing the facility from the estate of Blake Industries of Chicago (formerly “the A.B. Dick Company”) for $1.00 per month since the Company acquired certain assets of the A.B. Dick Company in November of 2004. The lease is to expire on or about May 5, 2005.

The Company is consolidating manufacturing, engineering and technical support into the Company’s Hudson, New Hampshire facility. The consolidating activities are expected to be completed by August 31, 2005 and will result in the Company incurring transition expenses (before any expected savings anticipated from the consolidation) of approximately $300,000 as charges to earnings in fiscal 2005. Any other payments relating to the closing of the Rochester facility (e.g. severance, shut down costs, etc.) are expected to be allocated to the purchase price of the A.B. Dick acquisition. While the Company does not believe that the transition-type charges to earnings in fiscal 2005 are material, there is a risk that the disruption in the operations caused by the consolidation could have an affect on the Company’s operations.

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond the Company’s control, that could cause actual results to differ materially from those set forth in, or implied by, such forward-looking statements. All statements other than statements of historical facts included in this Current Report on Form 8-K, including statements regarding the Company’s future financial position and results, are forward-looking statements. All forward-looking statements speak only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In addition to the risks and uncertainties of ordinary business operations and conditions in the general economy and the markets in which the Company competes, the forward-looking statements of the Company contained in this Current Report on Form 8-K are also subject to risks and uncertainties regarding the successful integration of the A.B. Dick Company business into that of the Company, final management determinations and independent appraisals varying materially from current management estimates of the fair value of the assets acquired and the liabilities assumed in the acquisition of the business of the A.B. Dick Company, and the other risks and uncertainties described in the Company’s Annual Report on Form 10-K for the fiscal year ended January 1, 2005, and other SEC filings.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESSTEK, INC.
Date: April 13, 2005	By:	/s/ Moosa E. Moosa
Moosa E. Moosa
Executive Vice President – Chief Financial Officer